DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
DREYFUS STRATEGIC MUNICIPALS, INC.

Notice of Annual Meeting of Stockholders

To the Stockholders:

     The Annual Meeting of Stockholders of each of Dreyfus Strategic Municipal Bond Fund, Inc. and Dreyfus Strategic Municipals, Inc. (each, a “Fund” and, collectively, the “Funds”) will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York, on Thursday, May 18, 2006 at 10:00 a.m., for the following purposes:

1. To elect Directors to serve for a three-year term and until their successors are duly elected and qualified.
2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Stockholders of record at the close of business on March 14, 2006 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board

New York, New York
March 20, 2006

WE NEED YOUR PROXY VOTE

A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
DREYFUS STRATEGIC MUNICIPALS, INC.

COMBINED PROXY STATEMENT
Annual Meeting of Stockholders
to be held on Thursday, May 18, 2006

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of each of Dreyfus Strategic Municipal Bond Fund, Inc. (“DSMB”) and Dreyfus Strategic Municipals, Inc. (“DSM”) (each, a “Fund” and, collectively, the “Funds”) to be used at the Annual Meeting of Stockholders of each Fund to be held on Thursday, May 18, 2006 at 10:00 a.m., at the offices of The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, 7th Floor, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on March 14, 2006 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) in which they hold shares. If a proposal is approved by stockholders of one Fund and not approved by stockholders of the other Fund, the proposal will be implemented only for the Fund that approved the proposal. Therefore, it is essential that stockholders who own shares in both Funds complete, date, sign and return each proxy card they receive. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by a proxy given later. To be effective, such revocation must be received prior to the meeting. In addition, any stockholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. As of March 14, 2006, the Funds had outstanding the following number of shares:

	Common Stock	Auction Preferred Stock
Name of Fund	Outstanding	Outstanding

DSMB	48,254,703	7,440
DSM	60,588,631	11,400

     It is estimated that proxy materials will be mailed to stockholders of record on or about April 6, 2006. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. Copies of each Fund’s most recent Annual and Semi-Annual Reports are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll-free 1-800-334-6899.

     A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the meeting. If a proposal is to be voted upon by only one class of a Fund’s shares, a quorum of that class of shares (the holders of a majority of the outstanding shares of the class) must be present in person or by proxy at the meeting in order for the proposal to be considered. Each Fund has two classes of capital stock: Common Stock, par value $0.001 per share (the “Common Stock”), and Auction Preferred Stock, par value $0.001 per share, liquidation preference $25,000 per share (the “APS”). The APS is further divided into Series A, Series B and Series C for DSMB and Series M, Series T, Series W, Series TH and Series F for DSM. Currently, no proposal is expected to be presented at the meeting that would require separate voting for each Series of APS.

PROPOSAL 1: ELECTION OF DIRECTORS

     Each Fund’s Board of Directors is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of each Fund consider the election of the individuals listed below (the “Nominees”) as Directors of the indicated class of such Fund, to serve for three-year terms and until their respective successors are duly elected and qualified. With respect to DSMB, Messrs. Joseph S. DiMartino, William Hodding Carter, III and Richard C. Leone are nominated to be elected as Class I Directors to serve for a three-year term. With respect to DSM, David W. Burke, Hans C. Mautner and John E. Zuccotti are nominated to be elected as Class III Directors to serve for a three-year term. Each Nominee currently serves as a Director of the Fund for which his election is proposed. Messrs. DiMartino, Carter and Leone also are continuing Class I Directors of DSM and Messrs. Burke, Mautner and Zuccotti also are continuing Class III Directors of DSMB. Each Nominee has consented to being named in this proxy statement and has agreed to continue to serve as a Director of the indicated Fund if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund’s Continuing Directors, information on each Nominee’s and Continuing Director’s ownership of Fund shares and other relevant information is set forth on Exhibit A. Unless otherwise indicated, information set forth herein applies to both Funds.

     Under the terms of each Fund’s Charter, holders of the APS voting as a single class are entitled, to the exclusion of holders of the Common Stock, to elect two Directors. Mr. Zuccotti currently is a Nominee for election by holders of DSM’s APS as a Class III Director. DSMB’s APS holders elected Mr. Zuccotti in 2005 as a Class III Director whose term expires in 2008, Robin A. Melvin is the other Director designated for holders of APS. Ms. Melvin was elected by APS holders of DSMB in 2004 as a Class II Director whose term expires in 2007, and by APS holders of DSM in 2005 as a Class II Director whose term expires in 2008.

     Voting with regard to the election of Directors will be as follows: for DSM, holders of Common Stock and APS will vote together as a single class with respect to the election of Messrs. Burke and Mautner as Class III Directors and for DSMB, holders of Common Stock and APS will vote together as a single class with respect to the election of each Class I Director. APS holders of DSM will vote separately, to the exclusion of holders of the Common Stock, with respect to the election of Mr. Zuccotti as a Class III Director to represent the APS of DSM.

     The persons named as proxies on the accompanying proxy card(s) intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Director for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

     None of the Nominees or Continuing Directors are “interested persons” of either Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). As independent directors of investment companies, they play a critical role in overseeing fund operations and policing potential conflicts of interest between the fund and its investment adviser and other service providers. The following tables present information about the Nominees including their principal occupations and other board memberships and affiliations. The address of each Nominee is 200 Park Avenue, New York, New York 10166.

2

DSMB — Nominees for Class I Director with Term Expiring in 2009

Name (Age) of Nominee	Principal Occupation	Other Board Memberships
Position with Fund (Since)	During Past 5 Years	and Affiliations
JOSEPH S. DiMARTINO (62)	Corporate Director and Trustee	The Muscular Dystrophy
Chairman of the Board and		Association, Director
Class I Director of DSMB (1995)		Levcor International, Inc.
an apparel fabric proces-
sor, Director
Century Business Services,
Inc., a provider of out-
sourcing functions for
small and medium size
companies, Director
The Newark Group, a
provider of a national
market of paper recov-
ery facilities, paper-
board mills and paper-
board converting
plants, Director
Sunair Services Corpor-
ation, engages in the
design, manufacture
and sale of high fre-
quency systems for
long-range voice and
data communications,
as well as providing
certain outdoor-related
services to homes and
businesses, Director

WILLIAM HODDING CARTER, III (70)	President and Chief Executive	Independent Sector,
Class I Director of DSMB (1989)	Officer of John S. and James L.	Director
	Knight Foundation (1998-2005)	The Century Foundation,
Director
The Enterprise Corporation
of the Delta, Director
Foundation of the Mid-
South, Director

RICHARD C. LEONE (65)	President of The Century	The American Prospect,
Class I Director of DSMB (1989)	Foundation (formerly, The	Director
	Twentieth Century Fund, Inc.), a tax	Center for American
	exempt research foundation engaged	Progress, Director
in the study of economic, foreign
policy and domestic issues

3

DSM — Nominees for Class III Director with Term Expiring in 2009

Name (Age) of Nominee	Principal Occupation	Other Board Memberships
Position with Fund (Since)	During Past 5 Years	and Affiliations

DAVID W. BURKE (69)	Corporate Director and Trustee	John F. Kennedy Library
Class III Director of DSM (1994)		Foundation, Director
U.S.S. Constitution
Museum, Director

HANS C. MAUTNER (68)	President - International Division	Capital and Regional
Class III Director of DSM (1989)	and an Advisory Director of	PLC, a British co-invest-
	Simon Property Group, a real	ing real estate asset man-
	estate investment company (1998-	ager, Director
	present)	Member – Board of
	Director and Vice Chairman of	Managers of:
	Simon Property Group (1998-	Mezzacappa Long/Short
	2003)	Fund LLC
	Chairman and Chief Executive	Mezzacappa Multi-
	Officer of Simon Global Limited	Strategy Fund LLC
	(1999-present)	Mezzacappa Multi-
Strategy Plus Fund LLC

JOHN E. ZUCCOTTI (68)	Chairman of Brookfield Financial	Emigrant Savings Bank,
Class III Director of DSMB (1989)	Properties, Inc.	Director
APS Designee for DSM (2000)	Senior Counsel of Weil, Gotshal &	Wellpoint, Inc., Director
	Manges, LLP	Visiting Nurse Service of
	Chairman of the Real Estate Board	New York, Director
	of New York	Columbia University,
Trustee
Doris Duke Charitable
Foundation, Trustee

     Each Fund has standing audit, nominating and compensation committees, each comprised of its Directors who are not “interested persons” of the Fund, as defined in the 1940 Act. The function of the audit committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in the Board of Directors’ oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent auditors’ qualifications, independence and performance. The Fund’s Audit Committee Charter, which describes the audit committee’s purposes, duties and responsibilities, was attached as an exhibit to the Funds’ proxy statement dated April 15, 2004.

     Each Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board of Directors for election or appointment by the Board and for election by stockholders. Each nominating committee member is “independent” as defined by the New York Stock Exchange. A copy of the Funds’ Nominating Committee Charter and Procedures was attached as an exhibit to the Funds’ proxy statement dated April 15, 2004 (the “Nominating Committee Charter”). In evaluating potential nominees, including any nominees recommended by stockholders, the committee takes into consideration the factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its stockholders. The committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor, New York, New York 10166, and including information regarding the recommended nominee as specified in the Nominating Committee Charter.

4

     The function of the compensation committee is to establish the appropriate compensation for serving on the Board. Each Fund also has a standing pricing committee, comprised of any one Director. The function of the pricing committee is to assist in valuing the Fund’s investments.

     DSM’s and DSMB’s audit committee met five and four times respectively during the Fund’s last fiscal year. Each Fund’s nominating committee met once and each Fund’s pricing and compensation committees did not meet during the Fund’s last fiscal year.

     Each Fund Director also serves as a director of other funds in the Dreyfus fund complex. Annual retainer fees and attendance fees are allocated on the basis of net assets, with the Chairman of the Board of each Fund, Joseph S. DiMartino, receiving an additional 25% in annual retainer and per meeting fees. The Fund reimburses Directors for their expenses. Emeritus Directors, if any, are entitled to receive an annual retainer and per meeting attended fee of one-half the amount paid to them as Directors. The Funds had no Emeritus Directors as of the date of this proxy statement. The Funds do not pay any other remuneration to their officers or Directors and neither Fund has a bonus, pension, profit-sharing or retirement plan.

     The aggregate amount of compensation paid to each Nominee by DSMB for its fiscal year ended November 30, 2005, and by DSM for its fiscal year ended September 30, 2005, and the aggregate amount of compensation paid to each such Nominee by all funds in the Dreyfus Family of Funds for which such Nominee was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Nominee’s total compensation) for the year ended December 31, 2005, was as follows:

		Total Compensation
	Aggregate	from each Fund and
Name of	Compensation	Fund Complex
Nominee and Fund	from each Fund*	Paid to Nominee (**)
William Hodding Carter, III		$51,000 (11)
DSMB	$4,581
DSM	$6,897
Joseph S. DiMartino		$833,262 (190)
DSMB	$5,725
DSM	$8,623
Richard C. Leone		$47,000 (11)
DSMB	$4,581
DSM	$6,897
David W. Burke		$287,500 (84)
DSMB	$4,581
DSM	$6,897
Hans C. Mautner		$51,000 (11)
DSMB	$4,581
DSM	$6,897
John E. Zuccotti		$51,000 (11)
DSMB	$4,581
DSM	$6,336

* Amount does not include the cost of office space, secretarial services and health benefits for the chairman and expenses reimbursed to Board members attending Board meetings, which in the aggregate amounted to $3,301 for DSM and $2,646 for DSMB for all Directors as a group.

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Nominee serves as a Board member.

5

     For each Fund’s most recent fiscal year, the number of Board meetings held and aggregate amount of compensation paid to each Continuing Director who is not a Nominee by each Fund and by all funds in the Dreyfus Family of Funds for which such person is a Board member are set forth on Exhibit A. Certain other information concerning each Fund’s Directors and officers also is set forth on Exhibit A.

Required Vote

     The election of a Nominee for Director of each Fund requires the affirmative vote of a plurality of votes cast at the Fund’s meeting for the election of Directors.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

     The 1940 Act requires that each Fund’s independent registered public accounting firm (the “independent auditors” or “auditors”) be selected by a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund. The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors. At a meeting held on November 14, 2005 for DSMB and August 15, 2005 for DSM, each Fund’s audit committee approved and each Fund’s Board, including a majority of those Directors who are not “interested persons” of the Fund, ratified the selection of Ernst & Young LLP (“E&Y”) as the independent auditors for the respective Fund’s fiscal year ending in 2006. E&Y, a major international accounting firm, has acted as auditors of each Fund since the Fund’s organization. After reviewing the Fund’s audited financial statements for the fiscal year ended September 30, 2005 for DSM, and November 30, 2005 for DSMB, each Fund’s audit committee recommended to the Fund’s Board that such statements be included in the Fund’s annual report to stockholders. Copies of the audit committee’s report for DSM and DSMB are attached as Exhibits B and C, respectively, to this proxy statement.

Independent Auditor Fees and Services

     The following chart reflects fees to E&Y in each Fund’s last two fiscal years. For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the relevant Fund), any fees under the audit-related and tax fees designations represent only those fees that required pre-approval by the audit committee.

	DSM[1]	Service Affiliates[1]	DSMB[2]	Service Affiliates[2]
Audit Fees	$31,710/$34,374	N/A	$31,710/$34,374	N/A
Audited-Related Fees[3]	$20,500/$4,725	$0/$0	$20,500/$16,800	$0/$0
Tax Fees[4]	$2,610/$3,018	$0/$0	$2,674/$2,994	$0/$0
Aggregate Non-Audit Fees[5]	$0/$0	$1,009,324/$761,002	$0/$0	$832,155/$917,339

[1] Fiscal years ended September 30, 2004/September 30, 2005.
[2] Fiscal years ended November 30, 2004/November 30, 2005.
[3] Services to the Fund consisted of (i) agreed-upon procedures related to compliance with basic maintenance requirements for auction preferred stock; and (ii) security counts required by Rule 17f-2 under the 1940 Act.
[4] Services to the Fund consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. fed-
eral, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and
(iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
[5] Rendered to the Fund and Service Affiliates.

6

     Audit Committee Pre-Approval Policies and Procedures. Each Fund’s audit committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of E&Y’s engagements for non-audit services to the Fund and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining E&Y’s independence. Pre-approvals pursuant to the Policy are considered annually.

     Auditor Independence. Each Fund’s audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which did not require pre-approval are compatible with maintaining E&Y’s independence.

     A representative of E&Y is expected to be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

Service Providers

     Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund’s investment adviser. Mellon Trust of New England, N.A., an affiliate of Dreyfus, located at One Boston Place, Boston, MA 02108, acts as Custodian for the assets of each Fund. PFPC Inc., located at 4400 Computer Drive, Westboro, MA 01581, acts as DSMB’s Transfer Agent, Dividend-Paying Agent and Registrar; and The Bank of New York, located at P.O. Box 11258, Church Street Station, New York, New York 10286, acts as DSM’s Transfer Agent, Dividend-Paying Agent and Registrar.

Voting Information

     To vote, please complete, date and sign the enclosed proxy card for each Fund in which you hold shares and mail it in the enclosed, postage-paid envelope.

     Each Fund will bear its pro rata share of the cost of soliciting proxies based on the net assets of the Fund. In addition to the use of the mails, proxies may be solicited personally or by telephone, and each Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by fax, or by telephonic instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address and social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and to confirm that the stockholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder’s solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted “FOR” the Proposals.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, “abstentions”), the Fund’s shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote “for” or “against” a matter and will be disregarded in determining “votes cast” on an issue.

OTHER MATTERS

     Neither Fund’s Board is aware of any other matter which may come before the meeting. However, should any such matter with respect to one or both Funds properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

     Proposals that stockholders wish to include in a Fund’s proxy statement for the Fund’s next Annual Meeting of Stockholders must be sent to and received by such Fund no later than December 15, 2006 at the principal executive offices

7

of the Fund at 200 Park Avenue, New York, New York 10166, Attention: Secretary of the Fund. The date after which notice of a stockholder proposal is considered untimely, except as otherwise permitted under applicable law, is February 28, 2007.

     Stockholders who wish to communicate with Directors should send communications to the attention of the Secretary of the Fund, 200 Park Avenue, New York, New York 10166, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board of Directors.

NOTICE TO BANKS, BROKER/DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

     Please advise, as appropriate, Dreyfus Strategic Municipals, Inc., in care of The Bank of New York, Proxy Department, 101 Barclay Street, New York, New York 10286, or Dreyfus Strategic Municipal Bond Fund, Inc., in care of PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, whether other persons are the beneficial owners of the shares for which proxies are being solicited, and if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: March 20, 2006

8

EXHIBIT A

PART I

     Part I sets forth information relevant to the Continuing Directors who are not Nominees for election at this meeting, Board and committee meetings, and share ownership. Unless otherwise indicated, the information set forth herein applies to both Funds.

Continuing Class II Directors with Terms Expiring in 2007 for DSMB and 2008 for DSM

     The following table presents information about the Continuing Directors of the Funds, including their principal occupations and other board memberships and affiliations. In addition to the Continuing Directors listed below, Messrs. DiMartino, Carter and Leone are Class I Continuing Directors of DSM and Messrs. Burke, Mautner and Zuccotti are Class III Continuing Directors of DSMB. The address of each Continuing Director is 200 Park Avenue, New York, New York 10166. Each of the Fund’s Continuing Directors will continue to serve as a Director of the Funds after the meeting.

Name (Age) of Continuing Director	Principal Occupation	Other Board Memberships
Position with Fund (Since)	During Past 5 Years	and Affiliations
EHUD HOUMINER (65)	Executive-in-Residence at the	Avnet Inc., an electronics
Class II Director of each Fund (1994)	Columbia Business School,	distributor, Director
	Columbia University	International Advisory
	Principal of Lear, Yavitz and	Board to the MBA
	Associates, a management	Program School of
	consulting firm	Management, Ben
Gurion University,
Chairman
Explore Charter School,
Brooklyn, NY,
Chairman

ROBIN A. MELVIN (42)	Director, Boisi Family foundation, a	None
Class II Director of each Fund (1995)	private family foundation that sup-
APS Designee for DSM (2000)	ports youth-serving organizations
APS Designee for DSMB (1999)	that promote the self sufficiency of
youth from disadvantaged circum-
stances

A-1

     The table below indicates the dollar range of each Continuing Director’s and Nominee’s ownership of shares of each Fund’s Common Stock and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2005.

Aggregate Holding of
Funds in the
	DSM	DSMB	Dreyfus Family of Funds
Name of Continuing	Common	Common	for which Responsible as
Director or Nominee	Stock	Stock	a Board Member
Ehud Houminer	None	None	Over $100,000
Robin A. Melvin	None	None	$1 – $10,000
Joseph S. DiMartino*	None	$5,000	Over $100,000
Hodding Carter III*	None	None	None
Richard C. Leone*	$10,001 - $50,000	$1 - $10,000	Over $100,000
David W. Burke*	None	None	Over $100,000
Hans C. Mautner*	None	None	Over $100,000
John E. Zuccotti*	None	None	Over $100,000

* Nominee

     As of December 31, 2005, none of the Nominees or Continuing Directors or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

A-2

PERTAINING TO THE BOARD OF EACH FUND

•	DSM held five Board meetings and DSMB held four Board meetings during its last fiscal year.
•	The Funds do not have a formal policy regarding Directors’ attendance at annual meetings of stockholders.
Directors did not attend last year’s annual meeting.
•	All Continuing Directors and Nominees attended at least 75% of all Board and committee meetings, as applica-
ble, held in the last fiscal year.

     Compensation Table. The aggregate amount of compensation paid to each Continuing Director by DSMB for its fiscal year ended November 30, 2005, and by DSM for its fiscal year ended September 30, 2005, and by all funds in the Dreyfus Family of Funds for which such Director was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Director’s total compensation) for the year ended December 31, 2005, was as follows:

		Total
		compensation
		from each Fund and
	Aggregate	fund complex
Name of Continuing	compensation	paid to
Director and Fund	from each Fund*	Continuing Director (**)
Ehud Houminer		$103,750 (11)
DSMB	$4,581
DSM	$6,336
Robin A. Melvin		$43,000 (11)
DSMB	$4,183
DSM	$6,349

* Amount does not include the cost of office space, secretarial services and health benefits for the chairman and expenses reimbursed to Board members attending Board meetings, which in the aggregate amounted to $3,301 for DSM and $2,646 for DSMB for all Directors as a group.

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Director serves as a Board member.

A-3

PART II
Part II sets forth information regarding the officers of each Fund.
Name and Position				Principal Occupation and Business
with Funds (Since)			Age	Experience For Past Five Years

STEPHEN E. CANTER
President (2000)			60	Chairman of the Board, Chief Executive Officer
				and Chief Operating Officer of Dreyfus, and an
				officer of 90 investment companies (comprised
				of 184 portfolios) managed by Dreyfus. Mr.
				Canter also is a Board Member and, where
				applicable, Executive Committee Member of
				the other investment management subsidiaries
				of Mellon Financial Corporation, each of which
				is an affiliate of Dreyfus. He has been an
				employee of Dreyfus since May 1995.
STEPHEN R.	BYERS
Executive Vice	President	(2002)	52	Chief Investment Officer, Vice Chairman and
				a Director of Dreyfus, and an officer of 90
				investment companies (comprised of 184 port-
				folios) managed by Dreyfus. Mr. Byers also is an
				Officer, Director or an Executive Committee
				Member of certain other investment manage-
				ment subsidiaries of Mellon Financial
				Corporation, each of which is an affiliate of
				Dreyfus. He has been an employee of Dreyfus
				since January 2000.
JOSEPH P. DARCY
Executive Vice President		(2000)	49	Senior Portfolio Manager — Dreyfus
				Municipal Securities and an officer of 1 other
				investment company (comprised of 1 portfo-
				lio) managed by Dreyfus. He has been an
				employee of Dreyfus since May 1994.
MARK N. JACOBS
Vice President	(2000)		59	Executive Vice President, Secretary and
				General Counsel of Dreyfus, and an officer of
				91 investment companies (comprised of 200
				portfolios) managed by Dreyfus. He has been
				an employee of Dreyfus since June 1977.
JAMES WINDELS
Treasurer (2001)			47	Director — Mutual Fund Accounting of
				Dreyfus, and an officer of 91 investment com-
				panies (comprised of 200 portfolios) managed
				by Dreyfus. He has been an employee of
				Dreyfus since April 1985.

A-4

Name and Position			Principal Occupation and Business
with Funds (Since)		Age	Experience For Past Five Years

JOHN B. HAMMALIAN
Vice President and Assistant Secretary	(2005)	42	Associate General Counsel of Dreyfus, and
			an officer of 91 investment companies (com-
			prised of 200 portfolios) managed by Dreyfus.
			He has been an employee of Dreyfus since
			February 1991.
ROBERT R. MULLERY
Vice President and Assistant Secretary (2005)		54	Associate General Counsel of Dreyfus, and an
			officer of 91 investment companies (comprised
			of 200 portfolios) managed by Dreyfus. He has
			been an employee of Dreyfus since May 1986.
JEFF PRUSNOFSKY
Vice President and Assistant Secretary	(2005)	40	Associate General Counsel of Dreyfus, and
			an officer of 91 investment companies (com-
			prised of 200 portfolios) managed by Dreyfus.
			He has been an employee of Dreyfus since
			October 1990.
ERIK D. NAVILOFF
Assistant Treasurer (2002)		37	Senior Account Manager — Taxable Fixed
			Income Funds of Dreyfus, and an officer of 91
			investment companies (comprised of 200 port-
			folios) managed by Dreyfus. He has been an
			employee of Dreyfus since November 1992.
JAMES BITETTO
Vice President and Assistant Secretary	(2005)	39	Assistant General Counsel and Assistant
			Secretary of Dreyfus, and an officer of 91
			investment companies (comprised of 200
			portfolios) managed by Dreyfus. He has been
			an employee of Dreyfus since October 1996.
JONI LACKS CHARATAN
Vice President and Assistant Secretary	(2005)	50	Associate General Counsel of Dreyfus, and
			an officer of 91 investment companies (com-
			prised of 200 portfolios) managed by Dreyfus.
			She has been an employee of Dreyfus since
			October 1988.
JOSEPH M. CHIOFFI
Vice President and Assistant Secretary	(2005)	44	Assistant General Counsel of Dreyfus, and an
			officer of 91 investment companies (com-
			prised of 200 portfolios) managed by Dreyfus.
			He has been an employee of Dreyfus since
			June 2000.
JANETTE E. FARRAGHER
Vice President and Assistant Secretary	(2005)	43	Associate General Counsel of Dreyfus, and
			an officer of 91 investment companies (com-
			prised of 200 portfolios) managed by Dreyfus.
			She has been an employee of Dreyfus since
			February 1984.

A-5

Name and Position		Principal Occupation and Business
with Funds (Since)	Age	Experience For Past Five Years

MICHAEL A. ROSENBERG
Vice President and Secretary (2005)	45	Associate General Counsel of Dreyfus, and
		an officer of 91 investment companies (com-
		prised of 200 portfolios) managed by Dreyfus.
		He has been an employee of Dreyfus since
		October 1991.
GAVIN C. REILLY
Assistant Treasurer (2005)	37	Tax Manager of the Investment Accounting
		and Support Department of Dreyfus, and an
		officer of 91 investment companies (com-
		prised of 200 portfolios) managed by Dreyfus.
		He has been an employee of Dreyfus since
		April 1991.
ROBERT S. ROBOL
Assistant Treasurer (2005)	41	Senior Accounting Manager — Money
		Market Funds of Dreyfus, and an officer of
		91 investment companies (comprised of 200
		portfolios) managed by Dreyfus. He has been
		an employee of Dreyfus since October 1988.
ROBERT SVAGNA
Assistant Treasurer (2005)	38	Senior Accounting Manager — Equity Funds
		of Dreyfus, and an officer of 91 investment
		companies (comprised of 200 portfolios)
		managed by Dreyfus. He has been an
		employee of Dreyfus since November 1990.
JOSEPH W. CONNOLLY
Chief Compliance Officer (2004)	48	Chief Compliance Officer of Dreyfus and The
		Dreyfus Family of Funds (91 investment com-
		panies, comprised of 200 portfolios). From
		November 2001 through March 2004, Mr.
		Connolly was first Vice-President, Mutual Fund
		Servicing for Mellon Global Securities Services.
		In that capacity, Mr. Connolly was responsible
		for managing Mellon’s Custody, Fund
		Accounting and Fund Administration services
		to third-party mutual fund clients. Mr.
		Connolly has served in various capacities with
		Dreyfus since 1980, including manager of the
		firm’s Fund Accounting Department from
		1997 through October 2001.

The address of each officer of the Funds is 200 Park Avenue, New York, New York 10166.

A-6

PART III

     Part III sets forth information for each Fund regarding the beneficial ownership of its shares as of March 14, 2006 by Nominees, Continuing Directors and officers of the Fund owning shares on such date and by any shareholders owning 5% or more of the Fund’s outstanding shares.

     As of March 14, 2006 each Fund’s Directors and officers, as a group, owned less than 1% of the Fund’s outstanding shares.

     As of March 14, 2006, the following Directors and officers owned shares of Common Stock of the Funds as indicated below:

Directors None
Officers None

     To each Fund’s knowledge, no person owned beneficially 5% or more of the outstanding shares of Common Stock or the outstanding shares of APS of a Fund on March 14, 2006. Cede & Co. held of record approximately 88.74% and 90.76% of the outstanding Common Stock for DSM and DSMB, respectively, and 100% of the outstanding shares of APS of each of DSM and DSMB.

Section 16(a) Beneficial Ownership Reporting Compliances

     To each Fund’s knowledge, all of its officers, Directors and holders of more than 10% of its Common Stock or APS complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended September 30, 2005 for DSM and November 30, 2005 for DSMB. In making this disclosure, each Fund has relied solely on written representations of such persons and on copies of reports that have been filed with the Securities and Exchange Commission. The Fund believes that, during the fiscal year ended September 30, 2005, all filing requirements applicable to such persons were complied with except that Thomas F. Eggers, who became the President and a Director of Dreyfus on April 1, 2005 did not report on a timely basis in a Form 3 filing that he had no beneficial interest in the Fund as of the date he was appointed President and Director of Dreyfus. However the failure to file was subsequently reported on the appropriate Form during the fiscal year ended September 30, 2005.

A-7

EXHIBIT B
Dreyfus Strategic Municipals, Inc.

November 22, 2005
REPORT OF THE AUDIT COMMITTEE

The audit committee oversees the Fund’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent registered public accounting firm (the “independent auditors” or “auditors”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States). In addition, the committee has discussed with the independent auditors the auditors’ independence from management and the Fund including the auditor’s letter and the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors’ independence.

The committee discussed with the Fund’s independent auditors the overall scope and plans for the audit. The committee met with the independent auditors, with and without management present, to discuss the results of their audits, their evaluations of the Fund’s internal controls, and the overall quality of the Fund’s financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report to Shareholders for the year ended September 30, 2005.

Richard C. Leone, Audit Committee Chair	Ehud Houminer, Audit Committee Member
David W. Burke, Audit Committee Member	Hans C. Mautner, Audit Committee Member
Hodding Carter III, Audit Committee Member	Robin A. Melvin, Audit Committee Member
Joseph S. DiMartino, Audit Committee Member	John E. Zuccotti, Audit Committee Member

B-1

EXHIBIT C
Dreyfus Strategic Municipal Bond Fund, Inc.

January 24, 2006
REPORT OF THE AUDIT COMMITTEE

The audit committee oversees the Fund’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent registered public accounting firm (the “independent auditors” or “auditors”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States). In addition, the committee has discussed with the independent auditors the auditors’ independence from management and the Fund including the auditor’s letter and the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors’ independence.

The committee discussed with the Fund’s independent auditors the overall scope and plans for the audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund’s internal controls, and the overall quality of the Fund’s financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report to Shareholders for the year ended November 30, 2005.

Richard C. Leone, Audit Committee Chair	Ehud Houminer, Audit Committee Member
David W. Burke, Audit Committee Member	Hans C. Mautner, Audit Committee Member
Hodding Carter III, Audit Committee Member	Robin A. Melvin, Audit Committee Member
Joseph S. DiMartino, Audit Committee Member	John E. Zuccotti, Audit Committee Member

C-1

Please mark Boxes in blue or black ink.
1. Election of Directors

_ FOR ALL Nominees listed below (except as marked to the contrary)
_ WITHHOLD Authority For All Nominees

Nominees are: Class III –	David W. Burke
Hans C. Mautner
John E. Zuccotti

_ WITHHOLD authority only for those Nominee(s) whose name(s) I have written below

______________________________________________________________________________

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign.

If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated: _____________________ , 2006
___________________________________ Signature(s)
___________________________________ Signature(s)

Sign, Date and return the Proxy Card Promptly using the Enclosed Envelope

DREYFUS STRATEGIC MUNICIPALS, INC.

The undersigned stockholder of Dreyfus Strategic Municipals, Inc. (the “Fund”) hereby appoints Robert R. Mullery and Joni L. Charatan and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 14, 2006 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York, commencing at 10:00 a.m. on Thursday, May 18, 2006; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

FOLD AND DETACH HERE

DREYFUS STRATEGIC MUNICIPALS, INC.

IMPORTANT
Please Act Promptly
Sign, Date and Mail your Proxy Card(s) Today.

No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the Fund the expense of another solicitation for proxies required to achieve a quorum.

Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all votes to be counted.

Thank you for your interest in the Fund.

Please mark Boxes in blue or black ink.
1. Election of Directors
_ FOR ALL Nominees (except as marked to the contrary)
_ WITHHOLD Authority For All Nominees

Nominees are: Class I –	William Hodding Carter III
Joseph S. DiMartino
Richard C. Leone

_ WITHHOLD authority only for those Nominee(s) whose name(s) I have written below

______________________________________________________________________________

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign.

If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated: _____________________ , 2006
___________________________________ Signature(s)
___________________________________ Signature(s)

Sign, Date and return the Proxy Card Promptly using the Enclosed Envelope

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

The undersigned stockholder of Dreyfus Strategic Municipal Bond Fund, Inc. (the “Fund”) hereby appoints Robert R. Mullery and Joni L. Charatan and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 14, 2006 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York, commencing at 10:00 a.m. on Thursday, May 18, 2006; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

FOLD AND DETACH HERE

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

IMPORTANT
Please Act Promptly
Sign, Date and Mail your Proxy Card(s) Today.

No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the Fund the expense of another solicitation for proxies required to achieve a quorum.

Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all votes to be counted.

Thank you for your interest in the Fund.